EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glas-Aire Industries Group Ltd. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the “Form 10-QSB”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2002	/s/ Craig Grossman
Craig Grossman Chief Executive Officer

Dated: November 19, 2002	/s/ Linda Kwan
Linda Kwan Chief Financial Officer